UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015 (June 23, 2015)

CLARCOR Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

840 Crescent Centre Drive, Suite 600, Franklin, TN         37067

(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code 615-771-3100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2015, the Board of Directors of CLARCOR Inc. (the “Company”), acting upon the recommendation of the Directors Affairs/Corporate Governance Committee of the Company, adopted and approved the Second Amended and Restated By-Laws of the Company (the “By-Laws”), effective immediately. The changes to the By-Laws are summarized as follows:

•	Section 2.6 – Revised provisions with respect to making a shareholder list available to shareholders in connection with shareholders meetings to conform with applicable provisions of the Delaware General Corporation Law (the “DGCL”).

•	Section 2.11 – Revised to modify or add certain provisions in connection with the nomination of directors by a shareholder proponent, including the following revisions:

¡	Clarified that only director nominations properly brought before a shareholders meeting in accordance with the By-Laws will be considered at the meeting.

¡	Provided that the shareholder proponent must provide certain additional information to the Company regarding such proponent (including associated persons) in connection with such nomination, including providing disclosure regarding all direct or indirect economic interests held by the proponent in the securities of the Company (including derivative holdings and short positions), any agreements between such proponent and other person (including the nominee) related to the ownership of the Company or the nomination, any information related to such proponent that would be required to be disclosed in a proxy statement or other filing required to be made in connection with a contested election of directors pursuant to Section 14 of the Exchange Act, a representation whether the proponent intends to solicit proxies in support of the nomination, a representation whether the proponent (or qualified representative) intends to appear at the meeting to propose the nomination, and any additional information regarding the proponent as may be reasonably requested by the Company.

¡	Provided that the shareholder proponent must provide certain additional information to the Company regarding the nominee in connection with such nomination, including providing disclosure regarding all information with respect to the nominee that would be required if the nominee were a shareholder proposing a nomination, any direct or indirect compensation and other material agreements during the past three years involving the nominee (including associated persons) and the proponent regarding the nomination, and any additional information regarding the nominee as may reasonably be requested by the Company. In addition, language was added requiring a questionnaire to be completed regarding the background and qualifications of the nominee.

•	Section 2.12 – Revised to modify or add certain provisions in connection with the proposal of business by a shareholder proponent, including the following revisions:

¡	Clarified that only business properly brought before a shareholders meeting in accordance with the By-Laws will be considered at the meeting, and that such business must otherwise be a proper matter for shareholder action.

¡	Distinguished the advance notice requirement in the By-Laws from the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

¡	Provided that the shareholder proponent must provide certain additional information to the Company regarding such proponent (including associated persons) in connection with the proposal, including requiring the proponent to provide the same type of information that would be required if the proponent were making a director nomination as referenced above.

¡	Provided that the shareholder proponent must provide certain additional information regarding the business to be proposed by the proponent, including providing disclosure regarding the text of any resolutions intended to be presented at the meeting and any agreement between such proponent and other persons with respect to the business being proposed.

•	Section 2.13 – Revised to modify or add the following provisions:

¡	Provided that information provided by a shareholder proponent in connection with director nominations or business to be proposed must be updated as of the record date and as of the date that is 10 business days prior the meeting.

¡	Clarified that if it is determined that a shareholder proponent fails to submit required information in connection with a director nomination or business to be proposed, or such information is materially inaccurate, such nomination shall be disregarded and such business shall not be transacted.

¡	Clarified that the adjournment or (to the extent permitted by applicable law) postponement of a shareholders meeting will not commence a new time period (or extent any time period) under the By-Laws for the submission of director nominations or business to be proposed at a meeting.

•	Section 2.14 – Revised to modify or add the following provisions:

¡	Clarified that the chairman of a shareholders meeting shall have the power to adjourn the meeting.

¡	Clarified that if a shareholder proponent (or a qualified representative) does not attend a shareholders meeting, the Company may, if it elects, disregard the nomination of such proponent or not transact the business proposed by such proponent.

•	Section 3.11(a) – Revised to provide that vacancies on committees of the Board of Directors will be filled by the Board of Directors rather than giving the committees the authority to fill vacancies under certain circumstances, as previously provided.

•	Section 4.1 – Revised to clarify certain notice procedures set forth in the By-Laws.

•	Article V – Revised to clarify certain descriptions of the duties of the officers set forth in the By-Laws.

•	Section 9.4 – Added an exclusive forum provision to the By-Laws which provides that, unless the Company consents in writing to the selection of an alternative forum, and to the fullest extent permitted by law, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s current or former stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, or the Company’s Certificate of incorporation or By-Laws, or (d) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

•	Section 9.5 – Added a severability provision to the By-Laws.

In addition, various technical and conforming changes were made to various sections of the By-Laws.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On June 29, 2015, the Company issued a press release announcing that it has sold its subsidiary, J.L. Clark, Inc. (which comprised the Packaging segment of the Company), to CC Industries, Inc., an affiliate of Henry Crown and Company. The purchase price payable to the Company in connection with such sale was approximately $48,000,000, subject to a working capital adjustment and certain other closing adjustments, payable in cash to the Company at closing. The Company anticipates recognizing a pre-tax gain on the sale between $15 million and $20 million. Although the Company has not definitively determined specific uses of the net cash proceeds from the sale, the Company anticipates that net cash proceeds will likely be used to either pay-down existing debt or repurchase the Company’s common stock under the Company’s existing stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1.

        This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this Form 8-K other than statements of historical fact, are forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company’s future results may differ materially from the Company’s past results as a result of various risks and uncertainties, including the possibility that the Company’s pre-tax gain is not within the range noted above or the possibility that cash proceeds are used for a different purpose than currently anticipated, and the risk factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for fiscal year 2014 filed on January 26, 2015, and other risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. The statements in this Form 8-K are made as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements or other information included in this Form 8-K, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

3.1	Second Amended and Restated By-Laws of CLARCOR Inc.

99.1	Press Release of CLARCOR Inc. dated June 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.

By	/s/ Richard M. Wolfson
Richard M. Wolfson
Vice President – General Counsel and Corporate Secretary

Date: June 29, 2015

INDEX OF EXHIBITS

3.1	Second Amended and Restated By-Laws of CLARCOR Inc.

99.1	Press Release of CLARCOR Inc. dated June 29, 2015